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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-03907

The Empire Tax Free Bond Fund
(Exact name of registrant as specified in charter)

546 Fifth Avenue, 7th Floor New York, New York	10036
(Address of principal executive offices)	(Zip code)

John F. Splain, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 953-7800

Date of fiscal year end:         February 28, 2011

Date of reporting period:       August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE EMPIRE BUILDER TAX FREE BOND FUND
SEMI-ANNUAL REPORT AUGUST 31, 2010 (Unaudited)

THE EMPIRE BUILDER TAX FREE BOND FUND LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present The Empire Builder Tax-Free Bond Fund’s (the “Fund”) Semi-Annual Report for the six months ended August 31, 2010.

From January 1 through August 31, 2010, the Builder Class was up 2.87%, and the Premier Class was up 2.95%. For the six-month period ended August 31, 2010, the Builder Class was up 2.30% and the Premier Class was up 2.36%.

Based on the size of the federal stimulus package and the federal deficit, we expect taxes to increase on both the federal and state levels. If this happens, it will make your investment in the Fund more attractive on a taxable-equivalent basis. We also believe that the rate of inflation will eventually increase, which would cause interest rates to rise. We expect this will allow us to pick up additional yield when we reinvest our shorter-term maturities (as of August 31, 2010 the Fund’s weighted average portfolio maturity was 3.24 years).

We will continue to focus on maintaining the high credit quality of the bonds in the Fund. When the right opportunities present themselves, we will continue to extend the duration of the portfolio cautiously to enhance returns while attempting to preserve principal.

In our opinion, The Empire Builder Tax-Free Bond Fund is well-positioned for the coming year. Its no-load structure continues to offer shareholders value because there is no charge to purchase shares of the Fund. We also recommend our automatic investment program (also known as dollar cost averaging*) that allows you to follow a disciplined investment plan.

For your convenience, you can now view and print Fund documents (including the full statutory prospectus) online at www.empirebuilderfund.com, or call the customer service desk at 1-800-847-5886 for information on how to participate in the automatic investment plan. We look forward to helping you meet your investment needs.

Sincerely,

Seth M. Glickenhaus

President

*
Dollar cost averaging does not insure a profit and does not protect against loss in declining markets. An investor should consider his or her financial ability to continue making additional investments through periods of low share price levels.

This report must be preceded or accompanied by a prospectus. For more complete information including charges and expenses, please call 1-800-847-5886 or visit us online at www.empirebuilderfund.com to view and print a copy of the latest summary prospectus or statutory prospectus. Read the summary prospectus or statutory prospectus carefully before investing or sending money.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).

Past performance does not guarantee future results.

Not FDIC insured. May lose value. No bank guarantee.

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS August 31, 2010 (Unaudited)

MUNICIPAL SECURITIES — 93.8%	Credit Ratings*	Par Value	Value
New York City and New York City Agencies — 8.1%
New York City, General Obligation, Series E-1,
6.25%, due 10/15/2028, Continuously Callable 10/15/2018 @ 100	Aa2/AA	$2,000,000	$2,431,339
New York City, General Obligation, Series F-1,
3.00%, due 11/15/2010, Non-Callable	Aa2/AA	1,000,000	1,005,450
New York City, Health and Hospitals Corp., Health System Revenue, Series A,
5.50%, due 02/15/2018, Continuously Callable 02/15/2012 @ 100 (AGM)	Aa3/AAA	1,000,000	1,043,170
New York City, Housing Development Corp., Multi-Family Housing Revenue, Series M,
4.40%, due 05/01/2014, Non-Callable	Aa2/AA	165,000	176,375
4.45%, due 11/01/2014, Non-Callable	Aa2/AA	330,000	356,357
4.60%, due 05/01/2015, Non-Callable	Aa2/AA	340,000	365,786
4.65%, due 11/01/2015, Non-Callable	Aa2/AA	350,000	380,027
6.75%, due 11/01/2033, Continuously Callable 11/01/2018 @ 100	Aa2/AA	1,000,000	1,093,580
Total New York City and New York City Agencies			$6,852,084

New York State Agencies — 48.2%
Dormitory Authority of the State of New York — 39.8%
City University System Consolidated Fifth General Resolution, State Supported Debt, Revenue, Series E,
6.125%, due 01/01/2031, Continuously Callable 01/01/2019 @ 100	NR/AA-	$1,500,000	$1,750,380
Department of Education, State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2018, Continuously Callable 07/01/2016 @ 100	NR/AA-	1,000,000	1,107,860
Hospital for Special Surgery, Non State Supported Debt, Revenue,
6.00%, due 08/15/2038, Continuously Callable 08/15/2019 @ 100 (FHA)	NR/AAA	500,000	557,470
Ithaca College, Non State Supported Debt, Revenue,
5.00%, due 07/01/2011, Non-Callable	A2/NR	250,000	257,588
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series A,
5.00%, due 02/15/2019, Continuously Callable 02/15/2015 @ 100 (AMBAC)	NR/AA-	2,500,000	2,780,575
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series F,
6.25%, due 02/15/2031, Continuously Callable 08/15/2018 @ 100	NR/AA-	1,500,000	1,731,180

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 93.8% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 48.2% (Continued)
Dormitory Authority of the State of New York — 39.8% (Continued)
Mount Sinai Hospital, Non-State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2012, Non-Callable	A2/A-	$1,050,000	$1,125,863
Municipal Health Facilities Improvement Program, Non-State Supported Debt, Revenue, Subseries 2-1,
5.00%, due 01/15/2018, Non-Callable	A1/AA-	2,000,000	2,311,160
New York Medical College, Revenue,
5.25%, due 07/01/2013, Continuously Callable 10/08/2010 @ 100 (NATL-RE)	Baa1/A	1,015,000	1,017,598
New York State Mortgage Agency, Homeowner Mortgage Revenue, Series 158,
6.60%, due 10/01/2038, Continuously Callable 10/01/2018 @ 100	Aa1/NR	500,000	544,290
New York University, Revenue, Series 2,
5.50%, due 07/01/2018, Continuously Callable 07/01/2011 @ 100 (AMBAC)	Aa3/AA-	500,000	514,195
Rochester Institute of Technology, Revenue, Series A,
5.25%, due 07/01/2016, Continuously Callable 07/01/2012 @ 100 (AMBAC)	A1/NR	2,045,000	2,199,275
5.25%, due 07/01/2017, Continuously Callable 07/01/2012 @ 100 (AMBAC)	A1/NR	2,155,000	2,313,910
School Districts Revenue Bond Financing Program, Non-State Supported Debt, Revenue, Series B,
2.00%, due 10/01/2010, Non-Callable (State Aid Withholding)	A2/A+	2,000,000	2,002,307
School Districts Revenue Bond Financing Program, Revenue, Series D,
5.25%, due 10/01/2023, Continuously Callable 10/01/2012 @ 100 (NATL-RE State Aid Withholding)	A2/A+	1,395,000	1,485,033
Special Act School Districts Program, Revenue,
6.00%, due 07/01/2019, Continuously Callable 10/08/2010 @ 100 (NATL-RE)	Baa1/A	3,540,000	3,554,939
St. Lawrence-Lewis BOCES Program, Non-State Supported Debt, Revenue,
4.00%, due 08/15/2018, Continuously Callable 08/15/2017 @ 100 (AGM)	Aa3/AAA	100,000	110,793
4.125%, due 08/15/2020, Continuously Callable 08/15/2017 @ 100 (AGM)	Aa3/AAA	110,000	120,236
4.25%, due 08/15/2021, Continuously Callable 08/15/2017 @ 100 (AGM)	Aa3/AAA	100,000	109,363

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 93.8% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 48.2% (Continued)
Dormitory Authority of the State of New York — 39.8% (Continued)
United Health Services Hospitals, Inc., Non-State Supported Debt, Revenue,
3.00%, due 08/01/2011, Non-Callable (FHA)	NR/AAA	$645,000	$659,280
3.00%, due 08/01/2012, Non-Callable (FHA)	NR/AAA	1,340,000	1,402,591
University of Rochester, Non-State Supported Debt, Revenue, Series A-1,
5.00%, due 07/01/2019, Continuously Callable 01/01/2017 @ 100	Aa3/A+	2,305,000	2,614,262
Upstate Community Colleges, Revenue, Series B,
5.25%, due 07/01/2015, Continuously Callable 07/01/2014 @ 100 (NATL-RE, FGIC TCRS)	Aa3/NR	3,140,000	3,587,701
Total Dormitory Authority of the State of New York			33,857,849

Other New York State Agencies — 8.4%
New York State Environmental Facilities Corp., State Water Revolving Fund, Pooled Loan, Pollution Control Revenue, Series C,
5.90%, due 01/15/2018, Continuously Callable 10/08/2010 @ 100 (POL CTL-SRF)	Aaa/AAA	725,000	727,922
New York State Environmental Facilities Corp., United Water New Rochelle, Water Facilities Revenue, Series A,
4.875%, due 09/01/2040, Continuously Callable 09/01/2020 @ 100	Baa1/A-	1,000,000	1,004,320
New York State Housing Finance Agency, Revenue, Series A,
2.70%, due 05/01/2012, Non-Callable	Aa2/NR	1,500,000	1,503,150
New York State Municipal Bond Bank Agency, Revenue, Subseries B1,
3.00%, due 04/15/2011, Non-Callable (AGM)	NR/A	2,700,000	2,733,939
New York State Urban Development Corp., Service Contract Revenue, Series D,
5.00%, due 01/01/2015, Non-Callable	NR/AA-	1,000,000	1,143,400
Total Other New York State Agencies			7,112,731

Total New York State Agencies			$40,970,580

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 93.8% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 31.6%
Albany County, Airport Authority, Revenue, Series A,
2.00%, due 12/15/2011, Non-Callable	A3/BBB+	$1,000,000	$1,009,770
Albany Housing Authority, Limited Obligation, Revenue,
6.25%, due 10/01/2012, Continuously Callable 10/08/2010 @ 100	Aa3/NR	635,000	636,480
Buffalo, General Improvement, General Obligation, Series A-1,
2.00%, due 04/01/2011, Non-Callable (AGM)	Aa3/AAA	1,330,000	1,337,940
Clinton Central School District, General Obligation,
4.25%, due 06/15/2011, Non-Callable	NR/A	1,240,000	1,272,042
Corning, City School District, General Obligation,
5.00%, due 06/15/2012, Non-Callable (AGM State Aid Withholding)	Aa3/NR	1,000,000	1,077,920
5.00%, due 06/15/2013, Continuously Callable 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	970,000	1,044,321
5.00%, due 06/15/2014, Continuously Callable 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	600,000	643,194
East Rochester Housing Authority, St. John's Health Care Corp. Project, Revenue, Series A,
2.00%, due 04/20/2011, Non-Callable (GNMA)	NR/AAA	985,000	994,663
2.00%, due 10/20/2011, Non-Callable (GNMA)	NR/AAA	670,000	680,325
2.25%, due 04/20/2012, Non-Callable (GNMA)	NR/AAA	680,000	696,164
2.25%, due 10/20/2012, Non-Callable (GNMA)	NR/AAA	690,000	709,907
2.25%, due 04/20/2013, Non-Callable (GNMA)	NR/AAA	900,000	927,234
Erie County, IDA, City School District of Buffalo Project, School Facility Revenue, Series A,
5.75%, due 05/01/2025, Continuously Callable 05/01/2017 @ 100 (AGM)	Aa3/AAA	2,000,000	2,283,059
Fayetteville-Manlius, Central School District, General Obligation,
5.00%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE FGIC State Aid Withholding)	Aa3/NR	375,000	399,109
Hempstead, Local Development Corp., Adelphi University, Project Revenue, Series A,
5.00%, due 02/01/2011, Non-Callable	NR/A	500,000	508,470
Ilion, Central School District, General Obligation, Series B,
5.50%, due 06/15/2015, Callable 06/15/2012 @ 101 (NATL-RE FGIC State Aid Withholding)	A1/NR	550,000	586,438
5.50%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE FGIC State Aid Withholding)	A1/NR	500,000	531,490

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 93.8% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 31.6% (Continued)
Long Island Power Authority, Electric System General Revenue, Series A,
6.00%, due 05/01/2033, Continuously Callable 05/01/2019 @ 100	A3/A-	$500,000	$579,305
Metropolitan Transportation Authority, Transportation Revenue, Series 2008C,
6.50%, due 11/15/2028, Continuously Callable 11/15/2018 @ 100	A2/A	1,500,000	1,809,959
Monroe County, General Obligation, Series B,
5.00%, due 03/01/2012, Non-Callable (Assured GTY)	Aa3/AAA	1,295,000	1,373,645
Monroe County, Public Improvement, General Obligation,
4.00%, due 06/01/2012, Non-Callable (Assured GTY)	Aa3/AAA	1,950,000	2,052,277
Mount Sinai, Union Free School District, General Obligation,
6.20%, due 02/15/2012, Non-Callable (AMBAC State Aid Withholding)	Aa3/NR	1,065,000	1,145,163
Oneida County, IDA, Mohawk Valley Network, Inc., Civic Facility Revenue, Series B,
5.00%, due 01/01/2013, Continuously Callable 10/08/2010 @ 100 (AGM)	Aa3/AAA	1,260,000	1,275,296
Oyster Bay, Public Improvement, General Obligation,
5.00%, due 03/15/2011, Non-Callable (AGM)	Aa2/NR	430,000	440,716
Rockland County, General Obligation, Series B,
2.00%, due 09/01/2011, Non-Callable	Aa3/A	1,200,000	1,217,832
Schenectady, City School District, General Obligation,
2.50%, due 06/15/2011, Non-Callable (Assured GTY State Aid Withholding)	Aa3/NR	1,215,000	1,229,847
Southern Cayuga, Central School District, General Obligation,
5.00%, due 05/15/2014, Callable 05/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	400,000	427,040
Total Other New York State Bonds			$26,889,606

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 93.8% (Continued)	Credit Ratings*	Par Value	Value
Other Municipal Bonds — 5.9%
Puerto Rico, Electric Power Authority, Revenue,
2.00%, due 07/01/2011, Non-Callable	A3/BBB+	$4,500,000	$4,544,055
Puerto Rico, Highway and Transportation Authority, Revenue, Series Y,
6.00%, due 07/01/2011, Non-Callable (NATL-RE)	A2/A	430,000	444,328
Total Other Municipal Bonds			$4,988,383

Total Municipal Securities (Cost $75,899,007)			$79,700,653

MONEY MARKET FUNDS — 4.7%	Shares	Value
Dreyfus New York Municipal Cash Management Fund, 0.15% (a) (Cost $4,000,000)	4,000,000	$4,000,000

Total Investments at Value — 98.5% (Cost $79,899,007)		$83,700,653

Other Assets in Excess of Liabilities — 1.5%		1,271,923

Net Assets — 100.0%		$84,972,576

(a)	Variable rate security. The rate shown is the 7-day effective rate as of August 31, 2010.

*	Credit Ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s

DEFINITIONS

AGM	Insured as to principal and interest by Assured Guaranty Municipal Corporations

AMBAC	Insured as to principal and interest by the American Municipal Bond Insurance Corp.

BOCES	Board of Cooperative Educational Services

FGIC	Insured as to principal and interest by the Financial Guaranty Insurance Co.

FHA	Insured as to principal and interest by the Federal Housing Administration

GNMA	Insured as to principal and interest by Government National Mortgage Association

GTY	Guaranty

IDA	Industrial Development Agency

NATL-RE	Reinsured as to principal and interest by the National Public Finance Guarantee Corp.

POL CTL - SRF	Insured as to principal and interest by the Pollution Control State Revenue Fund

TCRS	Transferable Custodial Receipts

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

Description of Moody’s Investor Service, Inc. (“Moody’s”) Ratings

Aaa	Issuers or issues rated 'Aaa' demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa	Issuers or issues rated 'Aa' demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A	Issuers or issues rated 'A' demonstrate above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa	Issuers or issues rated 'Baa' demonstrate average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification below Aaa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Corp. (“Standard & Poor’s”) Ratings

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

Standard & Poor’s ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Summary of Portfolio Holdings:
The Empire Builder Tax Free Bond Fund	Percent of Net Assets
New York State Agencies	48.2
Other New York State Bonds	31.6
New York City and New York City Agencies	8.1
Other Municipal Bonds	5.9
Short Term Investments	4.7
98.5

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2010 (Unaudited)

ASSETS
Investments in securities, at value (cost $79,899,007) (Note 2)	$83,700,653
Cash	6,955,749
Interest and dividends receivable	669,720
Receivable for capital shares sold	40
Prepaid expenses and other assets	13,444
TOTAL ASSETS	91,339,606

LIABILITIES
Dividends payable	15,792
Payable for capital shares redeemed	61,873
Payable for investment securities purchased	6,218,915
Advisory fees payable (Note 4)	28,826
Payable to administrator (Note 4)	16,190
Other accrued expenses	25,434
TOTAL LIABILITIES	6,367,030

NET ASSETS	$84,972,576

Net assets consist of:
Paid-in capital	$81,018,497
Accumulated net investment income	10,778
Accumulated net realized gains from investments	141,655
Net unrealized appreciation of investments	3,801,646
NET ASSETS	$84,972,576

PRICING OF BUILDER CLASS SHARES:
Net assets applicable to Builder Class shares	$39,567,081
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,220,435
Net asset value, offering and redemption price per share (Note 2)	$17.82

PRICING OF PREMIER CLASS SHARES:
Net assets applicable to Premier Class shares	$45,405,495
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,547,871
Net asset value, offering and redemption price per share (Note 2)	$17.82

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2010 (Unaudited)

INVESTMENT INCOME
Interest	$1,405,621
Dividend	2,523
TOTAL INCOME	1,408,144

EXPENSES
Advisory fees (Note 4)	170,985
Legal fees	71,294
Administration fees (Note 4)	55,312
Transfer agency fees - Builder Class (Note 4)	35,614
Transfer agency fees - Premier Class (Note 4)	11,435
Trustees' fees and expenses (Note 4)	29,057
Compliance services fees (Note 4)	24,632
Fund accounting fees (Note 4)	24,198
Audit fees	23,404
Custody and bank service fees	16,311
Postage and supplies	11,617
Insurance expense	11,125
Registration fees	10,518
Other expenses	8,537
TOTAL EXPENSES	504,039

NET INVESTMENT INCOME	904,105

REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTES 2 AND 3)
Net realized gains from investment transactions	107,016
Change in unrealized appreciation/depreciation on investments	941,666

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,048,682

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,952,787

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010
FROM OPERATIONS
Net investment income	$904,105	$2,060,355
Net realized gains from investment transactions	107,016	195,676
Change in unrealized appreciation/depreciation on investments	941,666	1,190,937
Net increase in net assets from operations	1,952,787	3,446,968

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Builder Class	(410,690)	(922,083)
From net investment income, Premier Class	(492,614)	(1,137,493)
From realized capital gains on investment transactions, Builder Class	—	(52,838)
From realized capital gains on investment transactions, Premier Class	—	(59,437)
Decrease in net assets from distributions to shareholders	(903,304)	(2,171,851)

FROM CAPITAL SHARE TRANSACTIONS
BUILDER CLASS
Proceeds from shares sold	501,171	1,093,516
Reinvestment of distributions to shareholders	386,254	902,948
Payments for shares redeemed	(1,803,977)	(2,853,928)
Net decrease in net assets from Builder Class capital share transactions	(916,552)	(857,464)

PREMIER CLASS
Proceeds from shares sold	290,317	360,430
Reinvestment of distributions to shareholders	422,210	1,008,699
Payments for shares redeemed	(1,378,128)	(2,563,134)
Net decrease in net assets from Premier Class capital share transactions	(665,601)	(1,194,005)

TOTAL DECREASE IN NET ASSETS	(532,670)	(776,352)

NET ASSETS
Beginning of period	85,505,246	86,281,598
End of period	$84,972,576	$85,505,246

ACCUMULATED NET INVESTMENT INCOME	$10,778	$9,977

SUMMARY OF CAPITAL SHARE ACTIVITY
BUILDER CLASS
Shares sold	28,399	62,647
Shares issued in reinvestment of distributions to shareholders	21,883	51,648
Shares redeemed	(102,126)	(162,807)
Net decrease in shares outstanding	(51,844)	(48,512)
Shares outstanding, beginning of period	2,272,279	2,320,791
Shares outstanding, end of period	2,220,435	2,272,279

PREMIER CLASS
Shares sold	16,509	20,560
Shares issued in reinvestment of distributions to shareholders	23,920	57,695
Shares redeemed	(78,227)	(146,520)
Net decrease in shares outstanding	(37,798)	(68,265)
Shares outstanding, beginning of period	2,585,669	2,653,934
Shares outstanding, end of period	2,547,871	2,585,669

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - BUILDER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2010 (Unaudited)		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007	Year Ended February 28, 2006
Net asset value at beginning of period	$17.60		$17.34	$16.97	$17.64	$17.66	$17.77

Income (loss) from investment operations:
Net investment income	0.19		0.40	0.47	0.54	0.56	0.46
Net realized and unrealized gains (losses) on investments	0.22		0.28	0.37	(0.57)	0.04	(0.10)
Total from investment operations	0.41		0.68	0.84	(0.03)	0.60	0.36

Less distributions:
Dividends from net investment income	(0.19)		(0.40)	(0.47)	(0.55)	(0.56)	(0.46)
Distributions from net realized capital gains	—		(0.02)	—	(0.09)	(0.06)	(0.01)
Total distributions	(0.19)		(0.42)	(0.47)	(0.64)	(0.62)	(0.47)

Net asset value at end of period	$17.82		$17.60	$17.34	$16.97	$17.64	$17.66

Total return (a)	2.30%	(b)	3.97%	5.01%	(0.20% )	3.44%	2.07%

Ratios/Supplementary Data:
Net assets at end of period (in 000s)	$39,567		$39,993	$40,250	$41,336	$45,010	$48,323

Ratio of net investment income to average net assets	2.06%	(c)	2.28%	2.74%	3.07%	3.19%	2.67%

Ratio of expenses to average net assets (d)	1.23%	(c)	1.41%	1.31%	1.30%	1.28%	1.20%

Portfolio Turnover Rate (e)	21%	(b)	18%	75%	70%	135%	52%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03%, 0.02% and 0.01%, for the fiscal years ended February 2010, 2009, 2008, 2007 and 2006, respectively (Note 2). There was no impact to such ratio for the six months ended August 31, 2010.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - PREMIER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2010 (Unaudited)		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007	Year Ended February 28, 2006
Net asset value at beginning of period	$17.60		$17.34	$16.97	$17.65	$17.66	$17.77

Income (loss) from investment operations:
Net investment income	0.20		0.43	0.50	0.57	0.59	0.50
Net realized and unrealized gains (losses) on investments	0.22		0.28	0.37	(0.58)	0.05	(0.10)
Total from investment operations	0.42		0.71	0.87	(0.01)	0.64	0.40

Less distributions:
Dividends from net investment income	(0.20)		(0.43)	(0.50)	(0.58)	(0.59)	(0.50)
Distributions from net realized capital gains	—		(0.02)	—	(0.09)	(0.06)	(0.01)
Total distributions	(0.20)		(0.45)	(0.50)	(0.67)	(0.65)	(0.51)

Net asset value at end of period	$17.82		$17.60	$17.34	$16.97	$17.65	$17.66

Total return (a)	2.36%	(b)	4.18%	5.19%	(0.08% )	3.70%	2.26%

Ratios/Supplementary Data:
Net assets at end of period (in 000s)	$45,405		$45,513	$46,032	$45,248	$49,853	$53,540

Ratio of net investment income to average net assets	2.16%	(c)	2.48%	2.90%	3.25%	3.39%	2.86%

Ratio of expenses to average net assets (d)	1.13%	(c)	1.21%	1.15%	1.12%	1.08%	1.01%

Portfolio Turnover Rate (e)	21%	(b)	18%	75%	70%	135%	52%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03%, 0.02% and 0.01%, for the fiscal years ended February 2010, 2009, 2008, 2007 and 2006, respectively (Note 2). There was no impact to such ratio for the six months ended August 31, 2010.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS August 31, 2010 (Unaudited)

1. Organization

The Empire Builder Tax Free Bond Fund (the “Fund”) was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.

The Fund has an unlimited number of shares authorized with no par value. The Fund’s two classes of shares, Builder Class and Premier Class, represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and required investment minimums. Premier Class shares bear lower transfer agency costs (as a percentage of average net assets) (Note 4) and require a $20,000 initial investment, whereas Builder Class shares require a $1,000 initial investment. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies.

Securities Valuation – Tax-exempt securities are generally valued using prices provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Glickenhaus & Co. (the “Adviser”), under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market value. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010, by security type:

	Level 1	Level 2	Level 3	Total
Municipal Securities	$—	$79,700,653	$—	$79,700,653
Money Market Funds	4,000,000	—	—	4,000,000
Total	$4,000,000	$79,700,653	$—	$83,700,653

During the six months ended August 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Fund during the six months ended or as of August 31, 2010.

Share Valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Securities Transactions and Investment Income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discounts, is accrued as earned.

Distributions and Dividends – Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes at least annually substantially all net capital gains, if any, realized from portfolio transactions.

The amounts of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Custody Fee Credits – Prior to August 2, 2010, the Fund received a reduction of its custody fees and expenses for interest earned on any uninvested cash balances maintained with its custodian. There was no effect on net investment income for the six months ended August 31, 2010. The Fund could have invested such cash balances in an income-producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with the custodian. As of August 2, 2010, there is no longer such an arrangement in place.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the Fund’s financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these estimated amounts.

Taxes – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Contingencies and Commitments – Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended August 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $14,814,601 and $16,675,075, respectively.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT

The Fund retains the Adviser to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million.

The Adviser has agreed to a reduction of its advisory fees to the extent that the Fund’s total expenses, including the advisory fees, exceed 1.50% of the Fund’s average annual net assets. For the six months ended August 31, 2010, there was no reduction of advisory fees pursuant to this agreement.

MUTUAL FUND SERVICES AGREEMENTS

Beginning April 16, 2010, Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Administrator, Transfer Agent and Fund Accountant to the Fund. Under the terms of an Administration Agreement with the Fund, Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $5,000 per month. For the six months ended August 31, 2010, the Fund paid Ultimus $31,308 of administration fees.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Fund, Ultimus serves as transfer agent and shareholder services agent for the Fund. Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month for each Class of shares. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. The transfer agent fees associated with each Class are allocated to that Class. As the transfer agent fee is a specified dollar amount for each shareholder account and the average size of Premier Class accounts is higher than for

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Builder Class accounts, the Premier Class bears lower transfer agent fees as a percentage of net assets. For the six months ended August 31, 2010, the Builder Class and the Premier Class paid Ultimus $16,868 and $6,600, respectively, of transfer agent fees.

Under the terms of a Fund Accounting Agreement with the Fund, Ultimus provides the Fund with accounting and pricing services. For calculating daily NAV per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services. For the six months ended August 31, 2010, the Fund paid Ultimus $16,111 of fund accounting fees.

Prior to April 16, 2010, Citi Fund Services Ohio, Inc. (the “Prior Administrator”) served as the Fund’s administrator, transfer agent and fund accountant. The Prior Administrator received compensation for administration and fund accounting services at a rate of 0.14% and 0.03%, respectively, of average daily net assets of the Fund (subject to certain minimum amounts), including reimbursement for certain expenses incurred. For the six months ended August 31, 2010, the Fund paid the Prior Administrator $24,004 and $8,087, respectively, of administrations fees and fund accounting fees. The transfer agent fee paid to the Prior Administrator was a specified dollar amount per each shareholder account, subject to certain minimum amounts. For the six months ended August 31, 2010, the Builder Class and the Premier Class paid the Prior Administrator $18,746 and $4,835, respectively, of transfer agent fees.

COMPLIANCE CONSULTING AGREEMENT

Beginning April 16, 2010, under the terms of a Compliance Consulting Agreement between the Fund and Ultimus (the “Compliance Agreement”), Ultimus makes available an individual to serve as the Fund’s Chief Compliance Officer (“CCO”). Under the Compliance Agreement, Ultimus also provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including supporting services to the CCO. As compensation for the services rendered under the Compliance Agreement, Ultimus receives a monthly fee of $3,000. For the six months ended August 31, 2010, the Fund paid Ultimus $13,200 of compliance services fees.

Prior to April 16, 2010 and under the terms of a Compliance Services Agreement between the Fund and the Prior Administrator, the Prior Administrator made an employee available to serve as the Fund’s CCO. The Prior Administrator also provided infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. The Prior Administrator was paid an annual fee of $60,000 (subject to annual adjustments based on the percentage increase in the consumer price index) for its services under the Compliance Services Agreement.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

OFFICERS AND TRUSTEES

Certain officers and Trustees of the Fund are affiliated with the Adviser or Ultimus. Except as disclosed above in connection with the Compliance Consulting Agreement, such officers and Trustees receive no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who serve on the Fund’s Board are paid a retainer of $2,100 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who serve on committees of the Board receive an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

5. Tax Matters:

The tax character of dividends paid to shareholders during the periods ended August 31, 2010 and February 28, 2010 were as follows:

Period Ended	Ordinary Income	Net Long-Term Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
August 31, 2010	$—	$—	$—	$903,304	$903,304
February 28, 2010	$94,083	$18,192	$112,275	$2,056,324	$2,168,599

*	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The following information is computed on a tax basis for each item as of August 31, 2010:

Cost of portfolio investments	$79,883,193
Gross unrealized appreciation	$3,818,260
Gross unrealized depreciation	(800)
Net unrealized appreciation	$3,817,460
Undistributed ordinary income	18,305
Undistributed tax-exempt income	25,724
Undistributed long-term capital gains	1,365
Other gains	107,017
Other temporary differences	(15,792)
Total distributable earnings	$3,954,079

The difference between the federal income tax cost of portfolio investments and the financial statement cost is primarily due to differing methods in the amortization of market discount on fixed income securities.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Concentration of Credit Risk

The Fund invests primarily in debt instruments of municipal issuers in New York State. The issuers’ abilities to meet their obligations may be affected by economic developments in New York State or its region, as well as recent disruptions in the credit markets and the economy, generally. The issuers of municipal securities, including issuers of New York Tax Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2010 – August 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a sales load or redemption fee.

The calculations assume no shares were bought, sold or exchanged during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2010	Ending Account Value Aug. 31, 2010	Expenses Paid During Period*
Builder Class
Based on Actual Fund Return	$1,000.00	$1,023.00	$6.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.00	$6.26
Premier Class
Based on Actual Fund Return	$1,000.00	$1,023.60	$5.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.51	$5.75

*
Expenses are equal to the Class’s annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Builder Class	1.23%
Premier Class	1.13%

THE EMPIRE BUILDER TAX FREE BOND FUND OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-800-847-5886. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov.

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees of the Fund, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Fund (the “Independent Trustees”) voting separately, meet each year to review and approve the continuance of the Fund’s Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. The most recent approval of the Advisory Agreement took place at a Board meeting held on June 1, 2010, at which all of the Trustees were present in person.

The Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees considered, among other things: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the costs of the services provided and profits realized by the Adviser and any affiliates from their relationship with the Fund; (4) the possible economies of scale that would be realized due to the Fund’s growth; (5) whether fee levels reflect these economies of scale for the benefit of investors; (6) comparisons of services rendered to and fees paid by the Fund with the services provided to and the fees paid by other clients of the Adviser; and (7) any other benefits derived by the Adviser from its relationship with the Fund. In addition, the Trustees meet over the course of the year with investment advisory personnel from the Adviser and regularly receive detailed information regarding the investment program and performance of the Fund, and they considered such information during their review of the Advisory Agreement. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process, who advised them of their responsibilities in determining whether to approve the continuance of the Advisory Agreement. Prior to voting, the Independent Trustees reviewed the proposal for continuance of the Advisory Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

The Board considered the nature, extent and quality of services provided under the Advisory Agreement and the process used by the Adviser to select portfolio securities for the Fund. The Board took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund, including their knowledge of fiscal conditions and evaluation of credit risk among various sectors and municipalities within the state of New York. After considering these and other relevant factors, the Board concluded that these factors supported the renewal of the Advisory Agreement.

The Board reviewed peer group analyses of the performance, advisory fees and expense ratios of the Fund as compared to other New York municipal bond funds. The Board reviewed the Fund’s historical performance over various periods ended March 31, 2010 with the averages of comparably managed mutual funds. The Board noted that the Fund performed below its benchmark index and the average returns of other New York municipal bond funds for the one, three, five and ten-year periods. The Board

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

was mindful that because preservation of capital is a primary investment goal of the Fund, it is managed in a conservative investment style and is generally less volatile than similar funds. The Board also took into account the Adviser’s view that the Fund’s conservative investment approach had been responsible, at least in part, for the Fund’s outperformance during past periods of market turmoil. The Board also noted that the Fund is not managed to correlate to any particular index, nor does it invest in bonds subject to the alternative minimum tax. The Board considered the factors that said have influenced the municipal bond market during the past year and impacted the management of the Fund, including (i) the fiscal stress faced by many state and local governments has increased the risk of default; (ii) the shift by municipalities towards Build America Bonds has lowered the supply of tax-exempt issues and caused a reduction in their yields; and (iii) investors’ appetite for higher yielding issues has increased the demand for longer-term, riskier issues, causing funds which focus on issuers with higher credit quality to generally underperform relative to funds that invest in lower quality securities. After considering all of these and other relevant factors, the Independent Trustees concluded they supported the continuance of the Advisory Agreement.

The Board reviewed the advisory fee rate paid by the Fund under the Advisory Agreement and compared that rate to the advisory fee rates of comparably managed mutual funds. The Board noted that the Fund’s advisory fee rate is lower than the average and the median of the Fund’s peer group. The Board then compared the total operating expense ratio of the Fund with the expense ratios of other similarly managed funds and found that the Fund’s expense ratio is higher than the average for such other funds. The Board noted that the Fund’s expense ratio has been increasing in recent years due to declining assets. The Board recognized that the Fund is used primarily as a reinvestment vehicle for owners of Unit Investment Trusts (“UITs”) sponsored by the Adviser and considered the representations by the Adviser that it is trying to reverse the trend of declining assets by actively soliciting its UIT shareholders and taking other steps to market the Fund. The Board reviewed the Adviser’s costs of providing services to the Fund and its profitability from the Advisory Agreement and was mindful that the Adviser did not realize any profits during the past year from its management of the Fund, although it had realized profits in the past and was reasonably likely to do so in the future. After considering these and other relevant factors, the Trustees concluded that the fees and expenses of the Fund were reasonable, and further that the profits realized by the Adviser from its relationship with the Fund were not excessive or unreasonable and supported the continuance of the Advisory Agreement.

The Board compared the fee charged by the Adviser for providing portfolio management services to individuals and institutions investing in municipal bonds with those charged to the Fund. The Trustees concluded that the fees paid by the Fund are not unreasonable when measured against the fees paid for accounts by individual and institutional clients of the Adviser.

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board considered the extent to which economies of scale would likely be realized as the Fund grows. The Board noted that the advisory fee is currently subject to a breakpoint, and that the advisory fee is subject to further reduction if the Fund’s total expenses exceed an expense cap. As noted above, the Board also considered that the Fund’s small size did not permit it to take advantage of economies of scale to the same extent as larger funds. They also considered the “fallout” benefits to the Adviser with respect to the Fund, such as the convenience to investors in the Adviser’s New York tax-exempt UITs and the availability of the Fund for automatic investment of amounts distributed from the UITs. After considering these and other relevant factors, the Board concluded that these factors supported the continuance of the Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Fund under the Advisory Agreement are fair and reasonable, and determined that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

THE EMPIRE BUILDER TAX FREE BOND FUND GLICKENHAUS & CO. PRIVACY POLICY (Unaudited)

The following privacy policy statement is issued by Glickenhaus & Co. (“Glickenhaus”), the Fund’s investment adviser, and The Empire Builder Tax Free Bond Fund (the “Fund”).

We consider customer privacy to be fundamental to our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of clients’ personal information. It is therefore our policy to respect the privacy of current and former clients and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve client needs.

In the course of providing products and services, we collect nonpublic personal information about clients. We collect this information from sources such as account applications, other account forms, and transactions made with us.

We do not disclose nonpublic personal information to affiliates or non-affiliated third parties, except as allowed by applicable law or regulation. In the normal course of serving clients, information we collect may be shared with companies that perform various services such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform clients of products and services that might be of interest. Specifically, we may disclose nonpublic personal information including:

•	Information we receive on applications or other forms, such as name, address, account or tax identification number, the types and amounts of investments, and bank account information.

•
Information about transactions with us, our affiliates or others, such as participation in mutual funds or other investment programs sponsored by Glickenhaus, ownership of certain types of accounts such as IRAs, or other account data.

The organizations that receive client information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard clients’ nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

The policies and practices above apply to both current and former customers.

For questions concerning this policy, please contact us by writing to The Empire Builder Tax Free Bond Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-800-847-5886.

Investment Adviser and Distributor
Glickenhaus & Co.
546 Fifth Avenue
7th Floor
New York, New York 10036

Administrator, Transfer Agent
and Fund Accountant
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 S. High Street
Columbus, Ohio 43215

Customer Service
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-847-5886

This report is submitted for the information of the shareholders of The Empire Builder Tax Free Bond Fund. The financial information included herein is taken from the records of the Fund without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund’s objectives and policies, record, management, sales commission and other data.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Empire Builder Tax Free Bond Fund

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	October 28, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	October 28, 2010

* Print the name and title of each signing officer under his or her signature.